Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	5
2. AMENDMENT/MODIFICATION NO P00003		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ NO. OS243619	5. PROJECT NO (If applicable) ASPR-19-03461
6. ISSUED BY CODE		ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			(x)	9A. AMENDMENT OF SOLICITATION NO
SIGA TECHNOLOGIES, INC. 1385150
Attn: Daniel Luckshire				9B. DATED (SEE ITEM 11)
SIGA TECHNOLOGIES, INC.
31 East 62nd street NEW YORK NY 100658446			x	10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201800019C

CODE 1385150	FACILITY CODE			10B. DATED (SEE ITEM 13) 09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐is extended, ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule			Net Increase:	$2,425,815.00
13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) Bilateral Modification; FAR17.207(c) (1) Exercise of Options with Available Funds
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:	Contractor	☐ is not	☒ is required to sign this document and return 1 copies to the issuing office
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
The purpose of this modification P00003 to CPFF Contract HHSO100201800019C is to (1) provide CLIN 0007 supplemental funding in the amount of $2,425,815.00, (2) modify Appendix D to accommodate FDA required PH IV post-marketing study option; this revises the Statement of Work specific to CLINs 0003 and 0007 as indicated in the attached revised Appendix D, dated 08/27/2019. (3) Change in Contracting Officer from Christopher Scott to George J. Keane, Jr.

All other terms and conditions in the contract remain unchanged.

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Daniel Luckshire, CFO, for Dennis Hruby			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) GEORGE J. KEANE
15B. CONTRACTOR/OFFEROR /s/ Daniel Luckshire _________________________________ (Signature of person authorized to sign)		15C. DATE SIGNED 9/6/19	16B. UNITED STATES OF AMERICA /s/ George J. Keane _________________________________ (Signature of Contracting Officer)			16C. DATE SIGNED 9/9/19

Previous edition unusable	STANDARD FORM 30 (REV 11/2016) Prescribed by GSA FAR (48 CFR) 53 243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00003			PAGE OF
				2	5
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

Base Award Amt: $51,641,805.00
Mod 0001 Amt: $12,186,975.00
Mod P00002 Amt: $11,255,170.00
Mod P00003 Amt: $ 2,425,815.00
Revised CX Amt: $77,509,765.00
Period of Performance: 09/10/2018 to 09/09/2028

Change Item 1 to read as follows (amount shown is the obligated amount):

1	Base period funds for Procurement and Late-Stage Development of Smallpox Antiviral Drug(s)				0.00

	Accounting Info: 2018.199TWNP.26402 Appr. Yr.: 2018 CAN: 199TWNP Object Class: 26402 Funded: $0.00

	CLIN 0003 under the Base period is changed with no funding changes as follows:

{Removed from Contract: Post-marketing field study, bioanalytical support for emergency use of TPOXX and post‑marketing field study, TPOXX susceptibility evaluation, pharmacokinetic support for post-marketing field study, PK evaluation in subjects with bodyweight >120 kg, TPOXX-phosphate binders DDI evaluation, environmental impact of TPOXX use, technical transfer to increase manufacturing capacity for surge capacity, stability of existing BDS and FDP batches, and maintenance and support of NDA and electronic IND and NDA submissions for oral formulation.}

	{Added to Contract: Procurement of BDS for manufacturing of IV TPOXX}

	Change Item 2 to read as follows (amount shown is the obligated amount):

2	ASPR-19-00662 -- Exercise of Option CLIN 0007 to SIGA Technologies Inc. for Phase IV post-marketing commitment studies under contract HHSO100201899919C				2,425,815.00

	Accounting Info: 2019.1990051.25505 Appr. Yr.: 2019 CAN: 1990051 Object Class: 25505 Funded: $0.00

	Accounting Info: 2019.1990051.25505 Appr. Yr.: 2019 CAN: 1990051 Object Class: 25505 Funded: $2,425,815.00

	CLIN 0007 is changed as follows in accordance with attached revised Statement of Work, Appendix D, dated 08/27/2019:

	CLIN0007 (Option): {removed from contract: Storage of BDS for manufacturing of IV TPOXX} Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Exhibit 10.1

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00003			PAGE OF
				3	5
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

{Added to Contract: Post-marketing field study, bioanalytical support for emergency use of TPOXX and post-marketing field study, TPOXX susceptibility evaluation, pharmacokinetic support for post-marketing field study, PK evaluation in subjects with bodyweight >120 kg, TPOXX-phosphate binders DDI evaluation, stability of existing BDS and FDP batches, pediatric formulation development for subjects <13 kg of weight, and maintenance and support of NDA and electronic IND and NDA submissions for oral formulation.}

-
PSC: AN13 NAICS: 541714 HHS/BARDA COR is David Simon, David.Simon@hhs.gov, (202) 260-1101

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Exhibit 10.1

Appendix D, Revised 8/27/2019    Overall Page 93 of 167
Statement of Work
SIGA will furnish all the necessary services, qualified personnel, materials, supplies, equipment, facilities, transportation and travel not otherwise provided by the USG as required to fulfill the programmatic objectives. SIGA has completed the New Drug Application and has manufactured and delivered a total of 2 million courses of nonparenteral (oral) smallpox antiviral formulation to the USG, and has advanced the early stage development activities for parenteral (IV) formulation. The overall goal of this proposal is to complete the late-stage development of the parenteral formulation and to supply the USG with both parenteral and nonparenteral formulations.
The scope of this proposal includes the following activities:

1.
CLIN0001 (Base): Method transfer and validation for incoming analytical testing of BDS, process validation support studies and manufacturing, stability studies, electronic regulatory submissions for IV formulation, and if needed, Phase 3 multiple dose study for IV formulation

2.	CLIN0002 (Base): Immediate delivery of approximately 23,000 treatment courses of oral formulation

3.
CLIN0003 (Base): {Removed from Contract: Post-marketing field study, bioanalytical support for emergency use of TPOXX and post-marketing field study, TPOXX susceptibility evaluation, pharmacokinetic support for post-marketing field study, PK evaluation in subjects with bodyweight >120 kg, TPOXX-phosphate binders DDI evaluation, environmental impact of TPOXX use, technical transfer to increase manufacturing capacity for surge capacity, stability of existing BDS and FDP batches, and maintenance and support of NDA and electronic IND and NDA submissions for oral formulation.}

{Added to Contract: Procurement of BDS for manufacturing of IV TPOXX}

4.	CLIN0004 (Base): Manufacture/fill/package/stability IV TPOXX

5.	CLIN0005 (Base): Storage of packaged IV TPOXX in VMI for up to 5 years

6.	CLIN0006 (Base): Delivery of up to 20,000 treatment courses of IV TPOXX to SNS

7.	CLIN0007 (Option): {Removed from Contract: Storage of BDS for manufacturing of IV TPOXX}
{Added to Contract: Post-marketing field study, bioanalytical support for emergency use of TPOXX and post-marketing field study, TPOXX susceptibility evaluation, pharmacokinetic support for post‑marketing field study, PK evaluation in subjects with bodyweight >120 kg, TPOXX-phosphate binders DDI evaluation, stability of existing BDS and FDP batches, pediatric formulation development for subjects <13 kg of weight, and maintenance and support of NDA and electronic IND and NDA submissions for oral formulation.}

8.	CLIN0008 (Option): Post-marketing field study, maintenance and support of NDA and electronic IND and NDA submissions for IV formulation, and relabeling (if needed)

9.	CLIN0009 (Option): Delivery of up to 363,070 treatment courses of oral TPOXX to SNS

10.	CLIN0010 (Option): Delivery of up to 363,070 treatment courses of oral TPOXX to SNS

11.	CLIN0011 (Option): Delivery of up to 363,070 treatment courses of oral TPOXX to SNS

12.	CLIN0012 (Option): Delivery of up to 363,072 treatment courses of oral TPOXX to SNS

13.	CLIN0013 (Option): Procurement of BDS for manufacturing of IV TPOXX

14.	CLIN0014 (Option): Storage of BDS for manufacturing of IV TPOXX

Exhibit 10.1

15.	CLIN0015 (Option): Manufacture/fill/package/stability IV TPOXX

16.	CLIN0016 (Option): Storage of packaged IV TPOXX in VMI for up to 5 years

17.	CLIN0017 (Option): Delivery of up to 64,000 treatment courses of IV TPOXX to SNS

18.	CLIN0018 (Option): Procurement of BDS for manufacturing of IV TPOXX

19.	CLIN0019 (Option): Storage of BDS for manufacturing of IV TPOXX

20.	CLIN0020 (Option): Manufacture/fill/package/stability IV TPOXX

Exhibit 10.1

Appendix D, Revised 8/27/2019    Overall Page 94 of 167

21.	CLIN0021 (Option): Storage of packaged IV TPOXX in VMI for up to 5 years

22.	CLIN0022 (Option): Delivery of up to 64,000 treatment courses of IV TPOXX to SNS

23.	CLIN0023 (Option): Procurement of BDS for manufacturing of IV TPOXX

24.	CLIN0024 (Option): Storage of BDS for manufacturing of IV TPOXX

25.	CLIN0025 (Option): Manufacture/fill/package/stability IV TPOXX

26.	CLIN0026 (Option): Storage of packaged IV TPOXX in VMI for up to 5 years

27.	CLIN0027 (Option): Delivery of up to 64,000 treatment courses of IV TPOXX to SNS

28.	CLIN0028 (Option): Delivery of up to 50,000 treatment courses of IV TPOXX to SNS
A detailed plan indicating how each aspect of the Statement of Objectives shall be accomplished, information pertaining to project organization, staffing, and management, including the management and coordination of consultant and sub-contractor effort, and Deliverables Table are located in the technical section of the proposal. Where applicable, the technical proposal denotes activities already accomplished against a given objective. The project plan, Work Breakdown Structure, and critical milestones are located in the Integrated Master Project Plan.